UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 18, 2013

NUSTATE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-25753 (Commission File Number)	87-04496677 (I.R.S. Employer Identification No.)

1201 MAIN STREET, SUITE 1980 COLUMBIA, SOUTH CAROLINA 29201
(Address of principal executive offices) (zip code)

(803) 748-1309
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

The Registrant is disclosing under this Item 8.01 the following events, with respect to which information is not otherwise called for by this form, that it deems of importance to security holders:

Signed Memorandum of Understanding with GLINS International, NV

Signed Memorandum of Understanding with Caletta Renewable Energy, Inc.

Issuing a Press Release titled “NuState to enter into Traditional and Alternative Energy Sector “

Item 9.01               Financial Statements and Exhibits.

(d)     Exhibits.

99.1          Memorandum of Understanding with GLINS International, NV dated May 24, 2013

99.2          Memorandum of Understanding with Caletta Renewable Energy, Inc. dated June 3, 2013 and

99.3          Press Release titled “ NuState to enter into Traditional and Alternative Energy Sector “

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2013	NuState Energy Holdings, Inc.

By: /s/ Kevin Yates
Kevin Yates
Chairman of the Board (principal executive and principal financial officer)